UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-07371

CREDIT SUISSE JAPAN EQUITY FUND, INC.
(Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue, New York, New York	10017-3140
(Address of Principal Executive Offices)	(Zip Code)

J. Kevin Gao, Esq.
Credit Suisse Japan Equity Fund, Inc.
466 Lexington Avenue
New York, New York  10017-3140

Registrant’s telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2005 to April 30, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2006

(unaudited)

■  CREDIT SUISSE
  JAPAN EQUITY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares. For more information, please review the revelant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and Fund holdings described in this document are as of April 30, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risk, including loss of your investment.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

May 31, 2006

Dear Shareholder:

Performance Summary

11/01/05 – 04/30/06

Fund & Benchmark	Performance
Common[1]	25.61%
Advisor[1]	25.67%
Class A1,2	25.74%
TOPIX Index (US$ Denominated)[3]	21.85%

Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.2

Market Overview: Japan, continuing rallying, outperforms

The Tokyo stock market continued to rally, supported by favorable economic indicators and business results that were generally better than expected. However, the market encountered severe volatility in January, when Livedoor's suspected violations of the Securities & Exchange Law came to light, and in February after a Bank of Japan official made a public comment on the termination of quantitative easing. Following confirmation of strong macroeconomic indices, such as official land prices and consumer prices in March, and as a number of companies announced favorable quarterly business results, investor confidence improved and the market again entered an uptrend.

Strategic Review: Reduced service sectors, increased electric appliances

The Fund outperformed its benchmark. Both sector and stock selection were beneficial. Positive sector allocation contributors included the Fund's avoidance of electric power and gas product companies and its overweighting in non-ferrous metals and textiles and apparel. As for stock selection, the most positive contributors were Stella Chemifa (1.6% of the Fund's net assets as of April 30, 2006) in the chemicals sector; Orix Corp (1.1% of the Fund's net assets as of April 30, 2006) within business financing; and Round One Corp (1.5% of the Fund's net assets as of April 30, 2006) within consumer discretionary.

With regard to portfolio adjustments, we reduced our exposure to the services sector. On the other hand, we increased our exposure to electric appliances, machinery and pharmaceuticals, based on our optimism due to good company performance results.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Market Outlook and Fund Strategy

We believe the long-term capital equipment and construction investment cycle might be entering a long-term recovery phase. With the Japanese economy in a virtuous growth cycle, we believe stock market conditions could remain favorable over the medium to long term. In light of these upside trends, we prefer growth-oriented companies to companies with relatively stable earnings, such as large cap companies.

On the earnings front, while recurring profits for fiscal year 2005 have generally slightly exceeded preliminary forecasts, companies have been more cautious in their fiscal 2006 outlooks. We believe there is room for management to lift earnings forecasts going forward because while companies have factored in higher raw materials prices and greater depreciation from strong capital spending over the past few years, they have been more cautious in their assumptions of higher sales from greater production capacity and higher selling prices.

We continue to overweight the wholesale and service sectors, which still have growth potential, to increase our weighting of the electronic equipment sector in light of improving earnings, and to underweight electric & gas utilities, which we expect to be negatively impacted by deregulation.

We believe selecting stocks based on an objective analysis of each company's profit growth prospects should become increasingly important as interest rates rise (following an end to the Bank of Japan's zero interest rate policy), and as earnings no longer continue rising across all sectors. On the whole, we continue to focus on companies that we believe have high value-added technologies and/or a unique business model with the ability to create new markets.

Kunio Tomiyama

Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulations and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	38.93%	1.01%	1.80%	1.83%	12/29/95
Advisor Class	39.32%	0.83%	1.35%	1.38%	12/29/95
Class A Without Sales Charge	38.96%	—	—	9.08%	11/30/01
Class A With Maximum Sales Charge	30.94%	—	—	7.61%	11/30/01

Average Annual Returns as of April 30, 20061

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	43.93%	0.39%	1.34%	2.04%	12/29/95
Advisor Class	44.17%	0.24%	0.90%	1.59%	12/29/95
Class A Without Sales Charge	44.17%	—	—	9.49%	11/30/01
Class A With Maximum Sales Charge	35.99%	—	—	8.04%	11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 18.55%.

3  The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in US dollars. Investors cannot invest directly in an index.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Fund Return	Common Class	Advisor Class	Class A
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,256.10	$1,256.70	$1,257.40
Expenses Paid per $1,000*	$9.79	$8.39	$9.79
Hypothetical 5% Fund Return
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,016.12	$1,017.36	$1,016.12
Expenses Paid per $1,000*	$8.75	$7.50	$8.75
	Common Class	Advisor Class	Class A
Annualized Expense Ratios*	1.75%	1.50%	1.75%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Japan Equity Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Japan Equity Fund

Schedule of Investments

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS (96.4%)
Japan (96.4%)
Auto Components (5.2%)
Denso Corp.	19,700	$768,463
NHK Spring Company, Ltd.§	177,000	2,041,304
Nok Corp.§	30,600	926,014
		3,735,781
Automobiles (6.9%)
Honda Motor Company, Ltd.	25,200	1,779,282
Toyota Motor Corp.	55,100	3,209,442
		4,988,724
Banks (10.6%)
Mitsubishi UFJ Financial Group, Inc.	93	1,449,712
Mizuho Financial Group, Inc.	287	2,435,661
Musashino Bank, Ltd.	13,500	808,699
Sumitomo Mitsui Financial Group, Inc.	265	2,897,037
		7,591,109
Chemicals (7.1%)
Hitachi Chemical Company, Ltd.	39,000	1,130,062
JSR Corp.§	25,500	781,213
Shin-Etsu Chemical Company, Ltd.	16,700	960,518
Stella Chemifa Corp.§	19,400	1,144,012
Toray Industries, Inc.§	120,000	1,117,729
		5,133,534
Commercial Services & Supplies (1.2%)
Toppan Forms Company, Ltd.	51,900	840,077
Computers & Peripherals (3.9%)
Elpida Memory, Inc.*	18,200	828,026
Fujitsu, Ltd.	88,000	729,006
Melco Holdings, Inc.	40,300	1,255,593
		2,812,625
Distributors (3.5%)
ABC-Mart, Inc.§	38,800	903,698
Happinet Corp.§	44,000	1,325,189
Telewave, Inc.§	90	258,797
		2,487,684
Diversified Financials (6.2%)
Asset Managers Company, Ltd.§	396	1,149,470
Daiko Clearing Services Corp.	57,000	1,106,291
Nissin Company, Ltd.§	1,508,800	1,432,654
ORIX Corp.	2,640	791,200
		4,479,615

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Electronic Equipment & Instruments (7.2%)
Hoya Corp.	20,700	$833,645
Keyence Corp.	3,000	783,617
Nidec Corp.§	14,700	1,130,475
TDK Corp.	13,600	1,133,410
Ulvac, Inc.	29,300	1,269,623
		5,150,770
Food & Drug Retailing (0.5%)
Create S D Company, Ltd.	10,200	331,858
Food Products (3.7%)
Mitsui Sugar Co., Ltd.§	324,000	1,439,084
Pigeon Corp.§	78,900	1,198,643
		2,637,727
Hotels, Restaurants & Leisure (2.7%)
Plenus Company, Ltd.	23,300	861,433
Round One Corp.	237	1,092,297
		1,953,730
Household Durables (1.5%)
Matsushita Electric Industrial Company, Ltd.	46,000	1,106,172
Industrial Conglomerates (1.3%)
Sumitomo Titanium Corp.	4,800	937,449
Insurance (0.8%)
Millea Holdings, Inc.	30	597,512
Internet & Catalog Retail (2.8%)
Belluna Company, Ltd.	83,400	1,704,954
Rakuten, Inc.§	366	293,942
		1,998,896
Internet Software & Services (1.9%)
ACCA Networks Company, Ltd.*	151	438,915
Career Design Center Company, Ltd.*	84	309,631
SBI Holdings, Inc.	1,150	581,823
		1,330,369
Machinery (3.9%)
Daikin Industries, Ltd.§	20,600	716,372
Kubota Corp.	98,000	1,100,680
Sodick Company, Ltd.	54,500	835,663
Toyo Tanso Company, Ltd.*	1,700	128,319
		2,781,034
Median (1.9%)
Fuji Television Network, Inc.	321	795,532
Usen Corp.§	31,460	573,813
		1,369,345

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Metals & Mining (3.0%)
JFE Holdings, Inc.§	26,100	$1,009,635
Mitsui Mining & Smelting Company, Ltd.	162,000	1,119,343
		2,128,978
Office Electronics (1.3%)
Canon, Inc.	12,300	931,763
Oil & Gas (0.8%)
Inpex Holdings, Inc.*	61	555,517
Personal Products (1.1%)
Kose Corp.§	22,440	814,432
Pharmaceuticals (4.7%)
Chugai Pharmaceutical Co., Ltd.§	75,900	1,638,084
Cosmos Pharmaceutical Corp.	18,800	514,527
Takeda Pharmaceutical Company, Ltd.	20,300	1,237,778
		3,390,389
Road & Rail (1.5%)
West Japan Railway Co.	247	1,093,338
Software (1.6%)
Capcom Co., Ltd.§	61,100	631,926
Fuji Soft ABC, Inc.	15,700	488,576
		1,120,502
Specialty Retail (3.4%)
Gulliver International Company, Ltd.§	8,420	1,054,723
USS Company, Ltd.	8,290	617,271
Village Vanguard Company, Ltd.*	49	771,549
		2,443,543
Textiles & Apparel (1.1%)
Sanei-International Company, Ltd.	16,000	815,948
Trading Companies & Distributors (4.1%)
Mitsui & Company, Ltd.§	197,000	2,972,704
Wireless Telecommunication Services (1.0%)
NTT DoCoMo, Inc.§	497	738,412
TOTAL COMMON STOCKS (Cost $46,866,656)		69,269,537
SHORT-TERM INVESTMENTS (31.8%)
State Street Navigator Prime Portfolio§§	20,309,669	20,309,669

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Par (000)	Value
SHORT-TERM INVESTMENTS
State Street Bank and Trust Co. Euro Time Deposit, 3.850%, 5/01/06	$2,545	$2,545,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,854,669)		22,854,669
TOTAL INVESTMENTS AT VALUE (128.2%) (Cost $69,721,325)		92,124,206
LIABILITIES IN EXCESS OF OTHER ASSETS (-28.2%)		(20,291,297)
NET ASSETS (100.0%)		$71,832,909

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statement of Assets and Liabilities

April 30, 2006 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $20,309,669 (Cost $69,721,325) (Note 2)	$92,124,206[1]
Cash	944
Foreign currency at value (Cost $5,573)	5,570
Receivable for investments sold	2,593,554
Dividend and interest receivable	307,342
Receivable for fund shares sold	52,354
Prepaid expenses and other assets	35,101
Total Assets	95,119,071
Liabilities
Advisory fee payable (Note 3)	35,718
Administrative services fee payable (Note 3)	18,376
Distribution fee payable (Note 3)	14,991
Payable upon return of securities loaned (Note 2)	20,309,669
Payable for investments purchased	2,723,689
Payable for fund shares redeemed	52,170
Directors' fee payable	3,718
Other accrued expenses payable	127,831
Total Liabilities	23,286,162
Net Assets
Capital stock, $0.001 par value (Note 6)	9,328
Paid-in capital (Note 6)	113,470,055
Accumulated net investment loss	(154,077)
Accumulated net realized loss on investments and foreign currency transactions	(63,899,572)
Net unrealized appreciation from investments and foreign currency translations	22,407,175
Net Assets	$71,832,909
Common Shares
Net assets	$69,981,129
Shares outstanding	9,085,631
Net asset value, offering price, and redemption price per share	$7.70
Advisor Shares
Net assets	$243,443
Shares outstanding	32,278
Net asset value, offering price, and redemption price per share	$7.54
A Shares
Net assets	$1,608,337
Shares outstanding	209,813
Net asset value and redemption price per share	$7.67
Maximum offering price per share (net asset value/(1-5.75%))	$8.14

1  Including $19,263,456 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statement of Operations

For the Six Months Ended April 30, 2006 (unaudited)

Investment Income (Note 2)
Dividends	$347,282
Interest	41,365
Securities lending	80,044
Foreign taxes withheld	(24,310)
Total investment income	444,381
Expenses
Investment advisory fees (Note 3)	427,675
Administrative services fees (Note 3)	65,634
Distribution fees (Note 3)
Common Class	83,587
Class A	1,661
Transfer agent fees (Note 3)	135,372
Printing fees (Note 3)	28,616
Registration fees	22,120
Custodian fees	15,991
Legal fees	15,275
Audit and tax fees	10,845
Directors' fees	10,741
Insurance expense	2,328
Commitment fees (Note 4)	826
Miscellaneous expense	7,919
Total expenses	828,590
Less: fees waived (Note 3)	(230,132)
Net expenses	598,458
Net investment loss	(154,077)
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	9,053,983
Net realized loss on foreign currency transactions	(31,388)
Net change in unrealized appreciation (depreciation) from investments	6,461,195
Net change in unrealized appreciation (depreciation) from foreign currency translations	10,323
Net realized and unrealized gain from investments and foreign currency related items	15,494,113
Net increase in net assets resulting from operations	$15,340,036

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
From Operations
Net investment loss	$(154,077)	$(393,805)
Net realized gain from investments and foreign currency transactions	9,022,595	8,132,256
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	6,471,518	2,748,503
Net increase in net assets resulting from operations	15,340,036	10,486,954
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,825,586	5,346,055
Net asset value of shares redeemed	(9,981,113)[1]	(21,749,080)[2]
Net decrease in net assets from capital share transactions	(6,155,527)	(16,403,025)
Net increase (decrease) in net assets	9,184,509	(5,916,071)
Net Assets
Beginning of period	62,648,400	68,564,471
End of period	$71,832,909	$62,648,400
Accumulated net investment loss	$(154,077)	$—

1  Net of $716 of redemption fees retained by the Fund.

2  Net of $848 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002	2001
Per share data
Net asset value, beginning of period	$6.13	$5.19	$5.26	$3.82	$4.79	$11.54
INVESTMENT OPERATIONS
Net investment loss	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.04)[1]	(0.06)[1]	(0.12)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.59	0.97	(0.02)	1.48	(0.92)	(4.73)
Total from investment operations	1.57	0.94	(0.07)	1.44	(0.98)	(4.85)
LESS DISTRIBUTIONS
Distributions from net realized gains	—	—	—	—	—	(2.02)
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.01	0.12
Net asset value, end of period	$7.70	$6.13	$5.19	$5.26	$3.82	$4.79
Total return[3]	25.61%	18.11%	(1.33)%	37.70%	(20.25)%	(48.66)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$69,981	$61,391	$67,661	$88,818	$74,694	$51,805
Ratio of expenses to average net assets	1.75%[4]	1.75%	1.75%	1.75%	1.75%	1.76%
Ratio of net investment loss to average net assets	(0.45)%[4]	(0.62)%	(0.90)%	(1.01)%	(1.30)%	(1.38)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.67%[4]	0.68%	0.82%	0.94%	0.94%	0.77%
Portfolio turnover rate	35%	42%	63%	117%	69%	59%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002	2001
Per share data
Net asset value, beginning of period	$6.00	$5.06	$5.12	$3.73	$4.71	$11.42
INVESTMENT OPERATIONS
Net investment loss	(0.01)[1]	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.08)[1]	(0.11)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.55	0.96	(0.03)	1.44	(0.90)	(4.66)
Total from investment operations	1.54	0.94	(0.06)	1.39	(0.98)	(4.77)
LESS DISTRIBUTIONS
Distributions from net realized gains	—	—	—	—	—	(2.00)
REDEMPTION FEES	—	—	—	—	0.00[2]	0.06
Net asset value, end of period	$7.54	$6.00	$5.06	$5.12	$3.73	$4.71
Total return[3]	25.67%	18.58%	(1.17)%	37.27%	(20.81)%	(48.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$243	$229	$330	$412	$400	$911
Ratio of expenses to average net assets	1.50%[4]	1.50%	1.50%	2.00%	2.00%	2.01%
Ratio of net investment loss to average net assets	(0.20)%[4]	(0.37)%	(0.64)%	(1.25)%	(1.62)%	(1.63)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.67%[4]	0.68%	0.82%	0.94%	0.93%	0.76%
Portfolio turnover rate	35%	42%	63%	117%	69%	59%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$6.10	$5.15	$5.22	$3.80	$5.14
INVESTMENT OPERATIONS
Net investment loss[2]	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.58	0.98	(0.02)	1.46	(1.29)
Total from investment operations	1.57	0.95	(0.07)	1.42	(1.34)
Net asset value, end of period	$7.67	$6.10	$5.15	$5.22	$3.80
Total return[3]	25.74%	18.45%	1.34%	37.37%	(26.07)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,608	$1,029	$574	$949	$83
Ratio of expenses to average net assets	1.75%[4]	1.75%	1.75%	1.75%	1.75%[4]
Ratio of net investment loss to average net assets	(0.45)%[4]	(0.62)%	(0.90)%	(0.97)%	(1.05)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.67%[4]	0.68%	0.82%	0.94%	0.79%[4]
Portfolio turnover rate	35%	42%	63%	117%	69%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Japan Equity Fund

Notes to Financial Statements

April 30, 2006 (unaudited)

Note 1. Organization

The Credit Suisse Japan Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term growth of capital. The Fund was incorporated under the laws of the State of Maryland on October 10, 1995.

The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares and Class A shares. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, and (6) Credit Suisse or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Effective December 12, 2001, the Fund closed the Advisor Class to new investments, except for reinvestment of dividends. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2006, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse–advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2006, total earnings from the Fund's investment in cash collateral received in connection with security lending arrangements was $409,353, of which $295,873 was rebated to borrowers (brokers). The Fund retained $80,044 in income from the cash collateral investment, and SSB, as lending agent, was paid $33,436. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund invests in securities of foreign countries and governments (primarily Japan), which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at annual rate of 1.25% of the Fund's average daily net assets. For the six months ended April 30, 2006, investment advisory fees earned and voluntarily waived for the Fund were $427,675 and $230,132, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse Japan") or the "Sub-Adviser", an affiliate of Credit Suisse, is the sub-investment adviser to

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

the Fund. Credit Suisse Japan's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund.

For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2006, co-administrative services fees earned by CSAMSI were $34,214.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee. For the six months ended April 30, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $31,420.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2006, the Fund reimbursed Credit Suisse $52,077, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2006, CSAMSI and its affiliates advised the Fund that they retained $5,602 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2006, Merrill was paid $229 for its services to the Fund.

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2006 and during the six months ended April 30, 2006, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) were $23,271,047 and $30,141,583, respectively.

At April 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $69,721,325, $23,285,158, ($882,277) and $22,402,881, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the Fund are designated Common Class shares, two billion shares of the Fund are designated Advisor Class shares and one billion shares of the Fund are designated Class A shares. Transactions in capital shares for each class were as follows:

	Common Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	485,403	$3,477,389	714,269	$3,997,422
Shares redeemed	(1,409,635)	(9,892,220)	(3,741,357)	(20,515,366)
Net decrease	(924,232)	$(6,414,831)	(3,027,088)	$(16,517,944)

Credit Suisse Japan Equity Fund

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 6. Capital Share Transactions

	Advisor Class
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares redeemed	(5,829)	$(36,969)	(27,004)	$(144,926)
Net decrease	(5,829)	$(36,969)	(27,004)	$(144,926)
	Class A
	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	48,336	$348,197	249,138	$1,348,633
Shares redeemed	(7,135)	(51,924)	(192,072)	(1,088,788)
Net increase	41,201	$296,273	57,066	$259,845

Effective September 16, 2002, a redemption fee of 2% of the value of Common Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest.

On April 30, 2006, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	3	53%
Advisor Class	5	62%
Class A	3	80%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however; based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement and Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors with respect to the Japan Equity Fund (the "Fund"):

Investment Advisory Fee Rate

The Board reviewed and considered the contractual advisory fee rate of 1.25% for the Fund ("Contractual Advisory Fee"), which was reduced to 0.43% after voluntary fee waivers and/or expense reimbursements ("Net Advisory Fee"), to Credit Suisse Asset Management, LLC ("Credit Suisse") in light of the extent and quality of the advisory services provided by Credit Suisse or Credit Suisse Asset Management Limited ("Credit Suisse Japan"). The Board noted that the compensation paid to Credit Suisse Japan does not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board acknowledged that fee waivers and expense reimbursements may be discontinued at any time.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement and by Credit Suisse Japan under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and Credit Suisse Japan. The Board reviewed background information about Credit Suisse and Credit Suisse Japan, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and Credit Suisse Japan's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and Credit Suisse Japan. With respect to Credit Suisse Japan, the Board also considered its expertise in managing the types of Japanese investments that the Fund utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreements (unaudited) (continued)

investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse Japan given the increased complexity of the Japanese securities markets, specifically that retention of Credit Suisse Japan expands the universe of companies from which investment opportunities could be sought and enhances the ability of the Fund to obtain the best price and execution on trades in Japanese markets.

Fund Performance

The Board received and considered the one-, two-, three-, four- and five-year performance of the Fund, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the data for the funds included in the Performance Group and the Performance Universe.

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Fund and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, Credit Suisse Japan and their affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and Credit Suisse Japan and benefits potentially derived from an increase in Credit Suisse's and Credit Suisse Japan's businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, Credit Suisse Japan and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and Credit Suisse Japan's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse and Credit Suisse Japan, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  The Contractual Advisory Fee was within a reasonable range above the median, recognizing that the Net Advisory Fee made the Fund in the first quintile in total management fees (which include the Contractual Advisory Fee, the waiver and the administrative fee) in the Expense Group and in the second quintile in the Expense Universe.

•  The Fund's performance for all periods lagged that of funds in the Performance Group and Performance Universe, although the Fund's one-year performance was in a reasonable range (within one standard deviation) in both the Group and the Universe. The Board had previously identified the need to address the Fund's performance, and was encouraged by the steps Credit Suisse had taken to date, resulting in improved one-year performance relative to the peer groups. The Board noted it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and Credit Suisse Japan and that, based on

Credit Suisse Japan Equity Fund

Board Approval of Advisory Agreements (unaudited) (continued)

dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by Credit Suisse Japan under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers. The Board understood that Credit Suisse had or was in the process of addressing any performance issues.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the relatively small size of the Fund and the amount of the Net Advisory Fees, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Japan Equity Fund

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 17, 2006.

Credit Suisse Japan Equity Fund

Proxy Policy and Portfolio Holdings Information

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  JEQ-SAR-0406

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE JAPAN EQUITY FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2006